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                                                                 Exhibit 10.17



                          TRAVELCENTERS OF AMERICA LLC

                          2007 EQUITY COMPENSATION PLAN

1.       PURPOSE

         The purpose of this 2007 Equity Compensation Plan (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to TravelCenters of America LLC (the "Company") and its Subsidiaries (as hereinafter defined), to continue their association with the Company and its Subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire the Company's shares ("Options"), shares to be transferred subject to restrictions ("Restricted Shares") and other rights, including Share Appreciation Rights (as defined in Section 6), to receive compensation in amounts determined by the value of the Company's shares ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent or more of the total combined interests by value, in the case of any other type of business entity.

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") or by the Board itself. The Compensation Committee shall from time to time determine to whom Options or Restricted Shares shall be granted under the Plan, whether Options granted shall be incentive share options ("ISOs") or nonqualified share options ("NSOs"), the terms of the Options (including vesting provisions) and the number of Common Shares (as hereinafter defined) that may be granted under Options, and the terms and number of Restricted Shares or Other Rights. The Compensation Committee shall report to the Board the names of individuals to whom Options, Restricted Shares or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. The determinations and actions described in this Section 2 and elsewhere in the Plan may be made by the Compensation Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Compensation Committee shall be understood to refer to the Board in any such case.

         The Compensation Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of Options or Restricted Shares granted hereunder shall be subject to the determination of the Compensation Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee


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shall be a "non-employee director" or the equivalent within the meaning of Rule
16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

         With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

3.       STOCK SUBJECT TO THE PLAN

         The total number of Common Shares of the Company that may be subject to Options, Restricted Share grants and Other Rights under the Plan shall be 2,000,000 shares of the Company's common shares (the "Common Shares"), from authorized but unissued shares or treasury shares. The maximum number of Common Shares subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 10. Restricted Shares that fail to vest and Common Shares subject to an Option that is not fully exercised prior to its expiration or other termination shall again become available for grant under the terms of the Plan.

4.       ELIGIBILITY

         The individuals who shall be eligible to receive Option grants, Restricted Share grants and Other Rights under the Plan shall be employees, officers, directors and other individuals who render services to the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary that is a corporation. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5.       TERMS AND CONDITIONS OF OPTIONS

         Every Option shall be evidenced by a written Share Option Agreement in such form as the Compensation Committee shall approve from time to time, specifying the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Compensation Committee shall approve, and containing or incorporating by reference the following terms and conditions.

              (a) DURATION. Each Option shall expire ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company or any Subsidiary shall expire later than five years from its date of grant.


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              (b) EXERCISE PRICE. The exercise price of each Option shall be any lawful consideration, as specified by the Compensation Committee in its discretion; provided, however, that the price shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Compensation Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided, further, that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Share Option Agreement, the "Fair Market Value" of a Common Share at any particular date shall be determined according to the following rules: (i) if the Common Shares are not at the time listed or admitted to trading on a stock exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a Common Share on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Shares in such market, including any market that is outside of the United States;
provided, however, that if the price of the Common Shares is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for Common Shares in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Shares are at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, or the Nasdaq Stock Market, then the Fair Market Value shall be the mean between the lowest and highest reported sale prices (or the highest reported bid price and the lowest reported asked price) of the Common Shares on the date in question on the principal exchange or the Nasdaq Stock Market, as the case may be, on which the Common Shares are then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq Stock Market, as the case may be, then the most recent previous reported closing sale price of the Common Shares (or, in the Board's discretion, the reported closing asked price) of the Common
Shares on such date on the principal exchange or the Nasdaq Stock Market, as the case may be, shall be determinative of Fair Market Value.

              (c) METHOD OF EXERCISE. To the extent that it has become exercisable under the terms of the Share Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Share Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.


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         Alternatively, payment of the exercise price may be made:

                  (1) In whole or in part in Common Shares already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in Common Shares that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in Common Shares, then the Optionee shall deliver to the Company share certificates or other evidence of legal and beneficial ownership registered in his name representing a number of Common Shares legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such share certificates or other evidence of legal and beneficial ownership to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the Common Shares being delivered. If the exercise price exceeds the Fair Market Value of the shares so delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Share Option Agreement so provides, his promissory note as described in paragraph
         (2) of this Section 5(c); or

                  (2) By payment of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Shares acquired upon exercise of the Option and such other security as the Compensation Committee may require.

         At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the Common Shares or other evidence of legal and beneficial ownership as to which such Optionee's Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of Common Shares specified in the Optionee's notice upon tender of delivery thereof, the Optionee's right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

               (d) EXERCISABILITY. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Compensation Committee in its discretion may provide in the Share Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after the Optionee' death or disability (within the meaning of Section 22(e)(3) of the Code), provided that no Option shall be exercisable after the expiration of the period described in paragraph (a) above. Except as the Compensation Committee in its discretion may otherwise provide in the Share Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or the Optionee's other provision of services to, the Company or a subsidiary, subject to paragraph (a) above and Section 10 hereof.

               (e) NOTICE OF ISO STOCK DISPOSITION. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any Common


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Shares issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon the exercise of the ISO.

               (f) NO RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a share certificate or other evidence of legal and beneficial ownership to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the share certificate or other evidence of legal and beneficial ownership is issued, other than as required or permitted pursuant to Section 9.

               (g) TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee, except that the Compensation Committee may specify in a Share Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

6.       SHARE APPRECIATION RIGHTS

         The Committee may grant Share Appreciation Rights ("SARs") in respect of such number of Common Shares subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. An SAR granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and to the extent of the exercise of the related Option the SAR shall terminate. Common Shares covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of an SAR related to an Option shall be contained in the Share Option Agreement, and the terms of an SAR not related to any Option shall be contained in an SAR Agreement.

         Upon exercise of an SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of an SAR shall be paid in the form of cash or other property (including Common Shares), as provided in the Share Option Agreement or SAR Agreement governing the SAR.


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7.       RESTRICTED SHARES

         The Compensation Committee may grant or award Restricted Shares in respect of such number of Common Shares, and subject to such terms or conditions, as it shall determine and specify in a Restricted Share Agreement, and may provide in a Share Option Agreement for an Option to be exercisable for Restricted Shares.

         A holder of Restricted Shares shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Compensation Committee shall otherwise determine. Unless a grantee's Restricted Share Agreement provides to the contrary, unvested Restricted Shares granted under the Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Shares, to purchase all or any of such shares at a price equal to the lower of (a) the price paid to the Company for such shares or (b) the Fair Market Value of such shares at the time of repurchase. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any Common Shares granted as Restricted Shares.

         Share certificates, if any, representing Restricted Shares shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Share Agreement and, if the Compensation Committee so determines, the holder may be required to deposit the share certificates or other evidence of legal and beneficial ownership with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Compensation Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. In the event that the Restricted Shares are not represented by a shares certificate, the Company shall direct the Company's registrar and transfer agent to make an appropriate notation of the restrictions on transfer to which the Restricted Shares are subject in the stock books and records of the Company.

8.       METHOD OF GRANTING OPTIONS, RESTRICTED SHARES AND OTHER RIGHTS

         The grant of Options, Restricted Shares and Other Rights shall be made by action of the Board or the Compensation Committee, at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Compensation Committee a Share Option Agreement, Restricted Share Agreement or SAR Agreement within thirty days after it is submitted to him, the Option, Restricted Shares or SAR granted under the agreement shall be voidable by the Company at its election, without further notice to the grantee.

9.       REQUIREMENTS OF LAW

         The Company shall not be required to transfer Restricted Shares or to sell or issue any Common Shares upon the exercise of any Option if the issuance of such restricted Shares or Common Shares will result in a violation by the Optionee or the Company of any provisions of


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any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of Restricted Shares or the exercise of any Option, the Company shall not be required to issue Restricted Shares or Common Shares, as the case may be, unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of the Restricted Shares or the Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Compensation Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Shares or the exercise of an Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

10.      CHANGES IN CAPITAL STRUCTURE

         In the event that the outstanding Common Shares are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, share split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Share Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in
Section 424 of the Code without the consent of the holder. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees and holders of Other Rights.

         If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of incorporating itself, including under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of common stock of the incorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such incorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the incorporated Company.

         Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Compensation Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Compensation Committee, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive in lieu of Common Shares, such stock or other securities or property as he or she would have received had he


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exercised the Option immediately prior to the Applicable Event; or (b) the
Compensation Committee may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed on exercise (including without limitation a change in any existing vesting schedule) so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Compensation Committee, in its sole and absolute discretion, shall be exercisable; or (c) the Compensation Committee may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; or (d) the Compensation Committee may, in its sole discretion, convert some or all Options into Options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Compensation Committee may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Common Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty days preceding the effective date of such Applicable Event; and provided, further, that the Compensation Committee may, in its sole and absolute discretion waive, generally or in one or more specific instances, any limitations imposed on exercise (including a change in any existing exercise schedule) with respect to any Option so that such Option shall be exercisable in full or in part, as the Compensation Committee may, in its sole and absolute discretion, determine, during such thirty day period.

         In the case of an Applicable Event, the Compensation Committee shall have discretion to make adjustments or take other action with respect to Other Rights corresponding to the provisions of the preceding paragraph.

         Except as expressly provided to the contrary in this Section 10, the issuance by the Company of Common Shares or other equity securities of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of Common Shares then subject to outstanding Options or Other Rights.

11.      FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION
FOR CAUSE

         Notwithstanding any provision of the Plan to the contrary, if the Compensation Committee determines, after full consideration of the facts, that:

               (a) the Optionee (or holder of Restricted Shares or Other Rights) has been engaged in fraud, embezzlement or theft in the course of his or her employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or


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               (b) the Optionee (or holder of Restricted Shares or Other Rights)
has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

               (c) the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of Restricted Shares or Other Rights) was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of Restricted Shares or Other Rights), if applicable, or if there is no such agreement, as determined by the Compensation Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of Restricted Shares or Other Rights) to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Compensation Committee; then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the Optionee shall forfeit all unexercised Options (or the holder shall forfeit all Other Rights) and the Company shall have the right to repurchase all or any part of the Common Shares acquired by the Optionee upon any previous exercise of any Option (or any previous acquisition by the holder of Restricted Shares, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition, or (b) the Fair Market Value of such shares at the time of repurchase. If an Optionee whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option prior to consideration of the application of this Section 11 or prior to a decision of the Compensation Committee, the Company shall not be required to recognize such exercise until the Compensation Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void AB INITIO) if the Compensation Committee makes an adverse determination; provided, however, that if the Compensation Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised the Option retroactively as of the date he or she originally gave notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Compensation Committee as to the cause of an Optionee's (or holder of Restricted Shares or Other Rights) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Compensation Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of Restricted Shares or Other Rights) by the Company. For purposes of this Section 11, reference to the Company shall include any Subsidiary.

12.      MISCELLANEOUS

               (a) NO GUARANTEE OF EMPLOYMENT OR OTHER SERVICE RELATIONSHIP. Neither the Plan nor any Share Option Agreement, Restricted Share Agreement or SAR Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Share Option Agreement, Restricted Share Agreement or SAR Agreement shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

               (b) TAX WITHHOLDING. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized


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by an Optionee by reason of the exercise or vesting of an Option or Restricted
Shares, or payments with respect to Other Rights, and as a condition to the receipt of any Option, Restricted Share or Other Rights the Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

         Without limiting the foregoing, the Compensation Committee may in its discretion permit any Optionee's withholding obligation to be paid in whole or in part in the form of Common Shares by withholding from the shares to be issued or by accepting delivery from the Optionee of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of Common Shares acquired upon the exercise of an ISO until the shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in Common Shares, the Optionee shall deliver to the Company share certificates registered in his name or other evidence of legal and beneficial ownership of Common Shares owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such share certificates. If the Optionee is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), his ability to pay his withholding obligation in the form of Common Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

               (c) USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

               (d) CONSTRUCTION. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. All other provisions of this Plan notwithstanding, this Plan shall be administered and construed so as to avoid any person who receives an Option grant or Other Right incurring any adverse tax consequences under Internal Revenue Code Section 409A. The Compensation Committee shall suspend the application of any provision of the Plan which could, in the sole determination of the Board of Directors, result in an adverse tax consequence to any person under Internal Revenue Code Section 409A.

               (e) GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflict of laws.

13.      EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

         The Plan shall be effective as of January __, 2007, subject to ratification by (a) the holders of a majority of the outstanding Common Shares present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the shareholders of the Company or (b) by the written consent of the holders of a majority (or such greater percentage as may be prescribed under the Company's Limited Liability Operating Company Agreement and applicable state law) of the Common Shares entitled to vote thereon (voting as a single class) within twelve months after such date. Options or Restricted Shares that are conditioned upon the ratification of the Plan by the shareholders may be granted prior to ratification. The Compensation Committee may grant Options, Restricted Shares or Other Rights under the Plan from time to time until the close of business on January __, 2017. The Board may at any time amend the Plan; provided, however, that without approval of the Company's shareholders there shall be no: (a) change in the number of Common Shares that may be issued under the Plan, except by operation of the provisions of Section 10, either to any one Optionee or in the aggregate; (b) change in the class of persons eligible to receive Options, Restricted Shares or Other Rights; or (c) other change in the Plan that requires shareholder approval under applicable law. No amendment shall adversely affect outstanding Options (or Restricted Shares or Other Rights) without the consent of the Optionee (or holder of Restricted Shares or Other Rights). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Restricted Shares or Other Rights then outstanding without the consent of the Optionee or the holder of such Restricted Shares or Other Rights.

                   [Suggested Form of Share Option Agreement]

                          TravelCenters of America LLC

                             SHARE OPTION AGREEMENT

                             Option Certificate No.:

CAUTION: ALL OF THE TERMS OF THIS AGREEMENT AND THE INFORMATION HEREIN ARE CONFIDENTIAL.

SPECIFIC TERMS OF THE OPTION

         Subject to the terms and conditions hereinafter set forth and the terms and conditions of the TravelCenters of America LLC 2007 Equity Compensation Plan (the "Plan"), TravelCenters of America LLC, a Delaware limited liability company (the "Company," which term shall include, unless the context otherwise clearly requires, all Subsidiaries of the Company), hereby grants the following option (the "Option") to purchase Common Shares, of the Company:

1. Name of person to whom the Option is granted (the "Optionee"):

2. Date of grant of Option:

3. Number of Common Shares:

4. Type of Option: [Incentive/Nonqualified]

5. Exercise Price (per share): $

6. Term: Subject to Section 9, this Option expires at 5:00 p.m. Eastern Time on [date].

7. Exercisability: Provided that on the dates set forth below the Optionee is still employed by or providing services to the Company, the Option will become exercisable as follows and as provided in Section 10 below:

         DATE            NUMBER OF SHARES        CUMULATIVE NUMBER
         ----            ----------------        -----------------

8. EXERCISE PRICE AND FURTHER CONDITIONS. This Option may be exercised at the exercise price per share of Common Shares set forth in Section 5 on the first page hereof, subject to adjustment as provided herein and in the Plan.

9. TERM AND EXERCISABILITY OF OPTION. This Option shall expire on the date determined pursuant to Section 6 hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Sections 7 and 8. If before this Option has been exercised in full, the Optionee ceases to be an employee of or provide services for the Company or a subsidiary, for any reason other than a termination for a reason specified in Section 11 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of the Optionee's employment, but only during the period ending on the earlier of (a) the date on which the Option expires in accordance with Section 6 hereof or (b) 90 days after the date of termination of the Optionee's employment with the Company or a subsidiary, or of the Optionee's provision of services to the Company or a subsidiary. However, if the Optionee dies before the date of expiration of this Option and while in the employ of or during the course of providing services, for the Company or a subsidiary or during the 90-day period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code) the Option shall remain exercisable until the earlier of its date of expiration in accordance with Section 6 of the first page hereof or one year from the date of such death or retirement. If the Optionee dies before this Option has been exercised in full, the executor, administrator or personal representative of the estate of the Optionee may exercise this Option as set forth in the preceding sentence.

10. METHOD OF EXERCISE. To the extent that the right to purchase Common Shares is exercisable hereunder, this Option may be exercised from time to time by notice acceptable to the Company substantially in the form attached hereto as EXHIBIT A stating the number of shares with respect to which this Option is being exercised and accompanied by payment in full of the exercise price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 5 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a share certificate or share certificates or other evidence of legal and beneficial ownership for such shares out of theretofore authorized but unissued Common Shares or reacquired Common Shares as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the exercise price may be made in cash or cash equivalents or, in accordance with the terms and conditions of Section 5 of the Plan, (a) in whole or in part in Common Shares of the Company or (b) in whole or in part by delivery of a promissory note of the Optionee in the form attached hereto as EXHIBIT B. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

11. NONASSIGNABILITY OF OPTION RIGHTS. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution and during the life of the Optionee, this Option shall be exercisable only by him or her.

12. CONFIDENTIALITY. The Optionee hereby agrees that the entire contents of this Agreement is confidential at all times, and that the Option's exercisability is conditioned on his compliance with this covenant.

13. COMPLIANCE WITH SECURITIES ACT. The Company shall not be obligated to sell or issue any Common Shares or other securities pursuant to the exercise of this Option unless the Common Shares or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act and applicable state securities laws. In the event shares or other securities shall be issued that shall not be so registered, the Optionee hereby represents, warrants and agrees that the Optionee will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

    The Optionee further hereby agrees that as a condition to the purchase of shares upon exercise of this Option, the Optionee will execute an agreement in a form acceptable to the Company to the effect that the shares shall be subject to any underwriter's lock-up agreement in connection with a public offering of any securities of the Company that may from time to time apply to shares held by officers and employees of the Company, and such agreement or a successor agreement must be in full force and effect.

14. LEGENDS. The Optionee hereby acknowledges that the share certificate or share certificates, if any, evidencing Common Shares or other securities issued pursuant to any exercise of this Option may bear a legend setting forth the restrictions on their transferability described in Section 13 hereof and that in the event that the Common Shares or other securities issued pursuant to the exercise of this Option are not represented by one or more share certificates, the Company's registrar and transfer agent shall make appropriate notations in the stock records of the Company setting forth the restrictions on their transferability described in Section 13 hereof.

15. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Common Shares or other securities covered by this Option until the date of issuance of a share certificate or other evidence of legal and beneficial ownership to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate or other evidence of legal and beneficial ownership is issued, except as required or permitted by Section 10 of the Plan.

16. WITHHOLDING TAXES. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount"), if any, by (a) authorizing the Company and/or a Subsidiary to withhold the Withholding Amount from the Optionee's cash compensation or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding

Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such Common Shares or may withhold from the Common Shares delivered upon exercise of this Option that number of shares having a Fair Market Value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

17. NOTICE OF DISQUALIFYING DISPOSITION. If this Option is an incentive stock option, the Optionee agrees to notify the Company promptly in the event that the Optionee sells, transfers, exchanges or otherwise disposes of any Common Shares issued upon exercise of the Option before the later of (i) the second anniversary of the date of grant of the Option and (ii) the first anniversary of the date the shares were issued upon Optionee's exercise of the Option.

18. TERMINATION OR AMENDMENT OF PLAN. The Board may in its sole and absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option, to the extent it is then in effect and unexercised.

19. EFFECT UPON EMPLOYMENT. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company or any Subsidiary to employ or retain in its employ, or continue its involvement with, the Optionee.

20. TIME FOR ACCEPTANCE. Unless the Optionee shall evidence Optionee's acceptance of this Option by executing this Agreement and returning it to the Company within thirty days after its delivery to the Optionee, the Option and this Agreement shall, in the discretion of the Company, be null and void.

21. GENERAL PROVISIONS.

         (a) AMENDMENT; WAIVERS. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and, except as otherwise permitted by the express terms of the Plan and this Agreement, it may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties; provided, however, that a modification or amendment that does not adversely affect the rights of the Optionee hereunder, as they may exist immediately before the effective date of the modification or amendment, shall be effective upon written notice of its provisions to the Optionee. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

         (b) BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

         (c) CONSTRUCTION. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. Capitalized terms not defined herein shall have the meanings given to them in the Plan.

         (d) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Delaware (other than the law governing conflict of law questions) except to the extent the laws of any other jurisdiction are mandatorily applicable.


                  [Remainder of page intentionally left blank.]

         (e) NOTICES. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered by hand or facsimile or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:


To the Optionee:  To his or her address as listed on the books of the Company

To the Company:   TravelCenters of America LLC
                  [               ]
                  [               ]
                  [               ]
                  Attention:  _______

                          and

with a copy to:   Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attention:  William J. Curry, Esq.



TRAVELCENTERS OF AMERICA LLC       X___________________________________________
                                    (Signature of Optionee)

By:
   -------------------------
   Title:
   Date:

                                                      Exhibit A to Share Option

                       [FORM FOR EXERCISE OF SHARE OPTION]

TravelCenters of America LLC
[              ]
[              ]


         Re: Exercise of Option under the TravelCenters of America LLC 2007 Equity Compensation Plan

Gentlemen:

         I hereby elect to exercise the share option granted to me pursuant and subject to the terms and conditions of the Share Option Agreement between the Company and me dated as of _______, 200__ (the "Option Agreement") by and to the extent of purchasing _____ Common Shares of TravelCenters of America LLC (the "Company") for the exercise price of $_____ per share.

         Enclosed please find payment, in cash or in such other property as is permitted under the TravelCenters of America LLC 2007 Equity Compensation Plan (the "Plan"), of the purchase price for said shares. IF I AM MAKING PAYMENT OF ANY PART OF THE PURCHASE PRICE BY DELIVERY OF COMMON SHARES OF THE COMPANY, I HEREBY CONFIRM THAT I HAVE INVESTIGATED AND CONSIDERED THE POSSIBLE INCOME TAX CONSEQUENCES OF MAKING PAYMENTS IN THAT FORM. I agree to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 16 of the Option Agreement.

         I specifically confirm to the Company that I am acquiring the shares for investment and not with a view to their sale or distribution, and that the shares shall be held subject to all of the terms and conditions of the Option Agreement.

                                          Very truly yours,


                                           ----------------------------------
Date:                                      (Signed by the Employee or other
                                            party duly exercising option)

                                                     Exhibit B to Stock Option

             [FORM OF NOTE IN PAYMENT OF EXERCISE PRICE OF OPTIONS]

                                 PROMISSORY NOTE

$_____________                                                  Date:__________


         FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to the order of TravelCenters of America LLC (the "Payee") at the principal office of Payee in __________, _______ ON DEMAND and in any event on or before _____, 20__ the sum of _________________ ($__________) with interest from the date hereof on the principal amount hereof from time to time unpaid at the rate of ___ percent (___%) per annum. Interest on the outstanding principal amount hereof shall be due and payable monthly on the last business day of each month in each year during the term of this Note, and at maturity commencing with the month end immediately following the date of this Note. The Payor authorizes the Payee to withhold such interest from his regular monthly or other salary payment or other compensation and to apply such withheld amount to interest due hereon and also agrees to execute such instruments and other documents as the Payee may from time to time request to reflect such right of withholding. [The Payor shall on ________ of each year, commencing in ______, pay an amount equal to ___ percent (___%) of the original principal amount of this Note, together with all accrued and unpaid interest thereon.]

         All payments on this Note shall be first applied against accrued but unpaid interest to the extent thereof, and then to the outstanding principal amount.

         The Payor shall have the right to prepay the principal amount of this
Note in whole or in part at any time without penalty, but together with all accrued but unpaid interest on the outstanding principal amount. [No such prepayment shall affect the obligation of the Payor to make the payments required by the last sentence of the first paragraph of this Note.]

         The Payor shall pay principal, interest and other amounts under, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings and all liabilities with respect thereto.

         Should the indebtedness evidenced by this Note or any part thereof be collected by legal action, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Payor agrees to pay, upon demand by the holder of this Note, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, to the maximum extent permitted by applicable law.

         This Note represents the obligation of the Payor to pay on an installment basis the balance of the purchase price of Common Shares of the Payee to be issued to the Payor promptly after the date hereof, plus interest on such purchase price, pursuant to a share option granted pursuant to the Share Option Agreement dated ________, 20__ (the "Option Agreement").

         Upon the occurrence of any of the following events (an "acceleration event"), and without limitation of the Payee's right to otherwise demand payment of this Note at any time:

         (a) Failure of the Payor to perform or observe any of his obligations under this Note or the Option Agreement, or acceleration of the Payor's obligation to make payment of the purchase price of the Common Shares pursuant to the provisions of the Option Agreement; or

         (b) Commencement of voluntary or involuntary proceedings in respect of the Payor under any federal or state bankruptcy, insolvency, receivership or other similar law; or

         (c) Termination of the Payor's employment by or performance of services, directly or indirectly, for the Payee;

then and in any such case, upon written notice by the Payee to the last known address of the Payor, or, under the circumstances set forth in subparagraph (b) above, automatically and without notice, the outstanding principal amount hereof with interest accrued thereon shall thereupon become and be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Payor.

         The Payor hereby waives the presentment, demand, notice of protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, no course of dealing between the Payor and the holder of this Note shall operate as a waiver of any of the holder's rights hereunder unless set forth in a writing signed by the holder of this Note and a waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

         Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of the holder of this Note and the Payor, and each such change, addition or waiver shall be binding upon each future holder of the Note and the Payor. Any consent may be given subject to satisfaction of conditions stated therein.

         This Note shall be binding upon and shall inure to the benefit of the Payor and the Payee and their respective successors and assigns, including, without limitation, successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.

         This Note shall be deemed to be a contract made under and to be construed in accordance with and governed by the applicable laws (other than the law governing conflict of law matters) of the State of Delaware.

         If the last or appointed day for taking of any action required or permitted hereby (including the payment of principal of or interest) shall be a Saturday, Sunday or legal holiday in

Boston, Massachusetts, or a day on which banking institutions in Boston, Massachusetts are authorized by law or executive order to close, then such action may be taken or such payment may be made on the next succeeding business day for banking institutions in such city.

         This Note is executed as, and shall be effective as, a sealed instrument and shall be binding upon the estate and any successor of the Payor.

Witness:


----------------------------                        ---------------------------
Print Name:                                         Print Name:



                                      -3-